SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):     June 14, 2018

                        INTERFACE, INC.

(Exact name of Registrant as Specified in its Charter)

Georgia	001-33994	58-1451243
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (770) 437-6800

               Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

          Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement to Acquire nora systems

On June 14, 2018, Interface, Inc. (the "Company") and Interface Europe B.V., a wholly owned subsidiary of the Company (“Interface BV”), entered into a Share Purchase and Transfer Agreement (the “Purchase Agreement”) with DealCo Luxembourg II S.à r.l. (“DealCo”) and nora Management III Beteiligungs GmbH & Co. KG (“nora Management III,” and collectively with DealCo, the “Sellers”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Interface BV will acquire from the Sellers all of the issued and outstanding shares (the “Shares”) of nora Holding GmbH (“nora”), and the Company will acquire from the Sellers all of the outstanding receivables (the “Shareholder Receivables”) under certain shareholder loans from the Sellers to nora (together, the “Acquisition”), based on an enterprise value of €385 million calculated on a cash-free, debt free basis as of December 31, 2017 (the “Locked Box Date”). Nora is the holding company for a Germany-based multinational manufacturer and marketer of resilient floor coverings, including rubber flooring. The Purchase Agreement is generally governed by German law.

The purchase price payable at the closing of the Acquisition consists of (i) a purchase price for the Shares of €154,428,131.77 in cash, plus a daily rate of €41,545 from the Locked Box Date to the date of the closing, (ii) a purchase price for the Shareholder Receivables of €142,571,867.91 in cash, plus accrued and unpaid interest from the Locked Box Date to the date of the closing and (iii) the retirement of outstanding indebtedness of nora and its subsidiaries (together, the “Target Group Companies”) as of the closing of approximately €80.6 million.

The Sellers have made certain fundamental warranties regarding the ownership of the Shares and Shareholder Receivables and similar matters as set forth in the Purchase Agreement. In addition, the Purchase Agreement contains customary warranties regarding the business of Target Group Companies, including warranties regarding their financial statements, operations, employment matters, employee benefits, pension matters, compliance with laws, taxes, real property, intellectual property, IT systems, insurance, litigation and other customary warranties.

The Company has obtained a commitment for warranty and indemnity insurance, which will provide coverage for certain breaches of warranties of the Sellers contained in the Purchase Agreement, subject to certain deductibles, exclusions, policy limits and certain other terms and conditions. Pursuant to the Purchase Agreement, the Company can make certain claims against the Sellers for breaches of warranties contained therein, to the extent not insured by the warranty and indemnity insurance, subject to certain thresholds, caps and other limitations set forth therein.

The Sellers have agreed, subject to the terms of the Purchase Agreement, to various covenants and agreements, including, among others, to operate the business of each relevant entity in the ordinary course of business, consistent with past practice and in compliance with applicable laws, and to reimburse the Company for any Leakage (as defined in the Purchase Agreement) from the Locked Box Date, which includes certain identified actions from or by any Seller or Target Group Company for the benefit of the Sellers during the relevant period, including, without limitation, dividends, capital and other similar payments, and certain fees and expenses.

Pursuant to the Purchase Agreement, the closing of the Acquisition is subject to the satisfaction or waiver of the following closing conditions: (i) merger control clearance in Germany and the United States, (ii) foreign trade clearance in Germany, (iii) no material adverse change to the Target Group Companies has occurred since the execution of the Purchase Agreement, (iv) the Sellers have not breached their pre-closing covenants in the Purchase Agreement such that any resulting losses suffered by the Purchasers would exceed the purchase price of the Shares and the Shareholder Loans in the aggregate, (v) the Purchasers have received payoff letters for third party debt, (vi) the accuracy of Sellers’ warranties contained in the Purchase Agreement (subject to certain materiality qualifiers); and (vii) the absence of any preliminary or permanent injunction prohibiting the Acquisition. The Purchase Agreement may be terminated by any party at any time after December 11, 2018 if merger control clearance is not obtained in Germany and the United States.

Completion of the Acquisition is not subject to a financing condition, and the Company has warranted that it will have sufficient funds on hand, when combined with any debt financing for the Acquisition, to fulfill its obligations under the Purchase Agreement.

Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions of the Purchase Agreement, the Acquisition is expected to close during the third quarter of 2018.

Financing Commitment Letter

In connection with the entry into the Purchase Agreement, the Company entered into a commitment letter (the “Financing Commitment Letter”) with Bank of America, N.A. (“BOA”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS” and together with BOA, collectively, the “Commitment Parties”) pursuant to which the Commitment Parties have agreed to arrange and provide the Company with a senior secured incremental term loan in an aggregate principal amount of $465 million, available to the Company in Dollars or Euros, on the terms and subject to the conditions set forth in the Financing Commitment Letter (the “Incremental Term Loan”), the proceeds of which will be applied to pay the purchase price payable at the closing of the Acquisition, repay existing bank indebtedness of the Target Group Companies and pay fees and expenses incurred in connection with the Acquisition.

The Financing Commitment Letter contemplates that the Incremental Term Loan will: (i) bear interest at the same interest rate and interest rate margins applicable to the Company’s existing term loan facility (the “Existing Term Loan”) outstanding under its Amended and Restated Syndicated Facility Agreement dated as of August 8, 2017 (the “Existing Facility”), (ii) amortize in equal quarterly principal installments in an amount equal to 1.875% of the initial principal amount of the Incremental Term Loan, (iii) mature on August 8, 2022, (iv) share ratably in optional and mandatory prepayments with the Existing Term Loan, and (v) otherwise be on all the same terms and conditions as the Existing Term Loan. The Existing Term Loan is summarized under Item 1.01 of the Company’s Current Report on Form 8-K filed on August 9, 2017, which summary is incorporated herein by reference for the purpose of summarizing the Incremental Term Loan. BOA has committed to fund the full principal amount of the Incremental Term Loan, subject to the terms and conditions of the Commitment Letter.

The Commitment Letter also provides that MLPFS will solicit the consent of the lenders under the Existing Facility to amend such facility to permit the Incremental Term Loan and to make other changes necessitated by the Acquisition, including amending financial covenants to accommodate the Acquisition and the indebtedness the Company will incur to complete it. In the event the requisite lenders under the Existing Facility do not consent to the proposed amendments, BOA has committed to fund the full principal amount of a ‘backstop’ replacement credit facility with terms identical in all material respects to the terms of the Existing Facility, as such terms are proposed to be amended to accommodate the Acquisition.

In addition, pursuant to the terms of an engagement letter between MLPFS and the Company, MLPFS has agreed to use commercially reasonable efforts to obtain debt financing in the form of a senior secured term loan facility in multiple tranches in an aggregate principal amount of approximately $465 million and a senior secured multicurrency revolving credit facility of approximately $300,000,000 in lieu of the financing provided in the Financing Commitment Letter in order to, among other things, refinance the Company’s existing credit agreement and pay the purchase price of the Acquisition, repay existing indebtedness of the Target Group Companies and pay transactions fees and expenses. It is contemplated that the new senior secured facilities will have a five-year maturity.

BOA and MLPFS or their affiliates have engaged in, and may in the future engage in, commercial or investment banking, corporate trust or other commercial dealings in the ordinary course of business with the Company or its affiliates. They or their affiliates have received, or may in the future receive, customary fees and commissions for these transactions. Without limitation, BOA is the administrative agent under the Existing Facility and its related security and pledge agreement, BOA and certain of its affiliates are lenders under the Existing Facility and MLPFS was an arranger of the Existing Facility.

* * * * *

The foregoing descriptions of the Purchase Agreement, the Acquisition and the Financing Commitment Letter do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement and the Financing Commitment Letter, copies of which are filed as Exhibits 2.1 and 10.1 hereto, respectively, and are incorporated herein by reference.

The foregoing descriptions are not intended to provide any factual information about the parties to the Purchase Agreement, the Financing Commitment Letter or their respective subsidiaries and affiliates. The Purchase Agreement contains warranties by certain of the parties to the Purchase Agreement, which were made only for purposes of that agreement and as of specified dates. The warranties in the Purchase Agreement and covenants in the Purchase Agreement and Financing Commitment Letter were made solely for the benefit of the parties to such documents; are subject to limitations agreed upon by the parties; may have been made for the purposes of allocating contractual risk between the parties to such documents instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that may differ from those applicable to investors. Investors should not rely on the warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or Financing Commitment Letter or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the warranties and covenants may change after the date of such documents, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant..

The disclosure under the heading “Financing Commitment Letter” in Item 1.01 above is hereby incorporated by reference in response to this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(a)      Financial Statements of Businesses Acquired.

None.

(b)      Pro Forma Financial Information.

None.

(c)     Shell Company Transactions.

None.

(d)      Exhibits.

Exhibit No.	Description
2.1*	Share Purchase and Transfer Agreement dated June 14, 2018 by and among the Company, Interface BV, DealCo Luxembourg II S.à r.l. and nora Management III Beteiligungs GmbH & Co. KG
10.1	Commitment Letter dated June 14, 2018 by Bank of American, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in favor of Interface, Inc.

*     Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.

Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed Acquisition. Words such as “believes,” “anticipates,” “plans,” “expects” and similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements regarding the intent, belief or current expectations of our management team, as well as the assumptions on which such statements are based. Any forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by such forward-looking statements. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements may include, among other things: the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the failure to realize the benefits expected from the Acquisition; the Acquisition-related costs; the Company’s projections as to the timing of the consummation of the Acquisition; risks related to disruption of management time from ongoing business operations due to the Acquisition; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated or that may be burdensome; risks that any of the conditions to the consummation of the Acquisition may not be satisfied in a timely manner; the impact of the Acquisition on the Company’s business; the expected terms, types and amount of the expected financing for the Acquisition; failure to close the expected financing; and the risks and uncertainties discussed in Item 1A, “Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.

By:	/s/ David B. Foshee
David B. Foshee
Vice President
Date: June 14, 2018

EXHIBIT INDEX

Exhibit No.	Description
2.1*	Share Purchase and Transfer Agreement dated June 14, 2018 by and among the Company, Interface BV, DealCo Luxembourg II S.à r.l. and nora Management III Beteiligungs GmbH & Co. KG
10.1	Commitment Letter dated June 14, 2018 by Bank of American, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated in favor of Interface, Inc.

*     Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the Securities and Exchange Commission.